Reinsurance	12 Months Ended
Dec. 31, 2020
Reinsurance Disclosures [Abstract]
Reinsurance	ReinsuranceThe Company reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.
For certain term life insurance policies issued prior to October 2009, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of thirteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which the Company cedes mortality in excess of its retention, which is consistent with how the Company generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2015 through current	Single life: $2 million per life Joint life: no longer offered
April 2011 through March 2015
Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria

July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life
In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $1.28 billion and $1.29 billion as of December 31, 2020 and 2019, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements.
The amounts ceded to Prudential for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Premiums and contract charges	$64	$65	$72
Contract benefits	46	(4)	87
Interest credited to contractholder funds	20	19	20
Operating costs and expenses	12	12	14
As of December 31, 2020 and 2019, the Company had reinsurance recoverables of $99 million and $112 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.), Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.
As of December 31, 2020 and 2019, the Company had $66 million and $73 million, of reinsurance recoverables related to Scottish Re (U.S.), Inc. On December 14, 2018, the Delaware Insurance Commissioner placed Scottish Re (U.S.), Inc. under regulatory supervision.  On March 6, 2019, the Chancery Court of the State of Delaware entered a Rehabilitation and Injunction Order (the “Rehabilitation Order”) in response to a petition filed by the Insurance Commissioner (the “Petition”).
The Company joined in a joint motion filed on behalf of several affected parties asking the court to allow a specified amount of offsetting claim payments and losses against premiums remitted to Scottish Re (U.S.), Inc.  The Company also filed a separate motion related to the reimbursement of claim payments where Scottish Re (U.S.), Inc. is also acting as administrator. The Court has not yet ruled on either of these motions. In the interim, the Company and several other affected parties have been permitted to exercise certain setoff rights while the parties address any potential disputes. On June 30, 2020, pursuant to the Petition, Scottish Re (U.S.), Inc. submitted a proposed Plan of Rehabilitation (“Plan”) for consideration by the Court. On November 2, 2020, the Court issued a Third Amended Order to Show Cause scheduling a hearing on the Petition and Plan for May 25, 2021. The Company continues to monitor Scottish Re (U.S.), Inc. for future developments and will reevaluate its allowance for expected credit losses as new information becomes available.
The Company is the assuming reinsurer for Lincoln Benefit Life Company’s (“LBL’s”) life insurance business sold through the Allstate agency channel and LBL’s payout annuity business in force prior to the sale of LBL on April 1, 2014. Under the terms of the reinsurance agreement, the Company is required to have a trust with assets greater than or equal to the statutory reserves ceded by LBL to the Company, measured on a monthly basis. As of December 31, 2020, the trust held $6.29 billion of investments, which are reported in the Consolidated Statement of Financial Position.
ALIC and its subsidiary ALNY are parties to a reinsurance treaty through which ALNY cedes reinvestment related risk on its structured settlement annuities to ALIC. The reinsurance treaty is eliminated in consolidation. In 2019, ALIC established a trust for the benefit of ALNY and will maintain it with assets equal to or greater than ALNY’s statutory-basis cession. As of December 31, 2020, the trust held $1.56 billion of investments, which are reported in the Consolidated Statement of Financial Position.
As of December 31, 2020, the gross life insurance in force was $435.85 billion of which $63.70 billion was ceded to unaffiliated reinsurers.
The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$652	$748	$743
Assumed
Affiliate	241	231	241
Non-affiliate	671	699	741
Ceded
Affiliate	(44)	(49)	(51)
Non-affiliate	(227)	(270)	(275)
Premiums and contract charges, net of reinsurance	$1,293	$1,359	$1,399
The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$1,238	$1,038	$1,062
Assumed
Affiliate	157	137	149
Non-affiliate	510	493	484
Ceded
Affiliate	(37)	(35)	(35)
Non-affiliate	(139)	(152)	(214)
Contract benefits, net of reinsurance	$1,729	$1,481	$1,446
The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ in millions)	2020	2019	2018
Direct	$452	$463	$533
Assumed
Affiliate	9	8	8
Non-affiliate	162	154	104
Ceded
Affiliate	(18)	(20)	(20)
Non-affiliate	(26)	(20)	(24)
Interest credited to contractholder funds, net of reinsurance	$579	$585	$601
Reinsurance recoverables, net of allowance, as of December 31 are summarized in the following table.

($ in millions)	2020	2019
Annuities	$1,282	$1,293
Life insurance	660	1,145
Other	47	52
Total	$1,989	$2,490
As of December 31, 2020 and 2019, approximately 94% and 78%, respectively, of the Company’s reinsurance recoverables are due from companies rated A- or better by S&P.
The following table shows the rollforward of the credit loss allowance for reinsurance recoverables for the year ended December 31.

($ in millions)	2020
Beginning balance	$(3)
Cumulative effect of change in accounting principle	(11)
Increase in the provision for credit losses	(1)
Write-offs	—
Ending Balance	$(15)